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                                                                   EXHIBIT 23.03

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated April 23, 1998, which appears in Exhibit 99.01 of the Current Report on Form 8-K/A of At Home Corporation dated February 19, 1999. We also consent to the reference to us under the heading "Experts" in such Prospectus.

                                          PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts

April 28, 1999